Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	March 31, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 235.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 10.8%
Azure Midstream Energy LLC (6.450% Cash and 4.500% PIK) 10.950% (LIBOR03M + 5.000%) due 09/30/2020 ~(a)		$8,911	$8,578
Blackstone CQP Holdco LP 4.616% (LIBOR03M + 3.500%) due 09/30/2024 ~		16,451	13,407
Clay Holdco BV 4.500% (EUR003M + 4.500%) due 10/30/2025 «~	EUR	3,734	3,192
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$891	675
Rosefield Pipeline Co. LLC 9.950% (LIBOR03M + 8.500%) due 08/22/2023 ~		7,000	5,496
Total Loan Participations and Assignments (Cost $36,899)			31,348
CORPORATE BONDS & NOTES 32.9%
BANKING & FINANCE 1.7%
Provident Funding Associates LP 6.375% due 06/15/2025		111	94
Washington Prime Group LP 6.450% due 08/15/2024		8,260	4,904
			4,998
INDUSTRIALS 20.4%
Ascend Learning LLC 6.875% due 08/01/2025		4,600	4,502
Buckeye Partners LP 5.850% due 11/15/2043		6,000	4,063
Callon Petroleum Co. 6.375% due 07/01/2026		12,000	2,023
CSN Resources S.A.
7.625% due 02/13/2023		4,500	3,156
7.625% due 04/17/2026		200	131
EnLink Midstream Partners LP 4.850% due 07/15/2026		8,000	3,989
Entercom Media Corp. 7.250% due 11/01/2024		4,500	3,797
EQT Corp. 7.000% due 02/01/2030		1,400	1,054
Gran Tierra Energy, Inc. 7.750% due 05/23/2027		10,000	2,612
Intelsat Jackson Holdings S.A. 8.500% due 10/15/2024		4,400	2,798
NuStar Logistics LP 6.000% due 06/01/2026 (e)		1,000	746
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,431	1,363
7.250% due 02/01/2028		1,700	1,475
Rockies Express Pipeline LLC 4.800% due 05/15/2030		900	542
Rockpoint Gas Storage Canada Ltd. 7.000% due 03/31/2023		13,000	9,571
Scripps Escrow, Inc. 5.875% due 07/15/2027		300	266
Transocean Guardian Ltd. 5.875% due 01/15/2024		13,793	11,138
USA Compression Partners LP
6.875% due 04/01/2026 (e)		4,800	3,027
6.875% due 09/01/2027		4,900	3,065
Western Midstream Operating LP
3.100% due 02/01/2025		100	52
4.050% due 02/01/2030		100	44
			59,414
UTILITIES 10.8%
Archrock Partners LP
6.250% due 04/01/2028		5,000	3,487
6.875% due 04/01/2027 (f)		4,800	3,442
CenturyLink, Inc. 4.000% due 02/15/2027		600	578

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2020 (Unaudited)

CrownRock LP 5.625% due 10/15/2025	2,500	1,319
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^	630	535
Parsley Energy LLC 4.125% due 02/15/2028	11,800	8,112
Rio Oil Finance Trust 9.250% due 07/06/2024	836	825
Targa Resources Partners LP
5.000% due 01/15/2028 (f)	8,000	6,504
6.875% due 01/15/2029	1,750	1,422
Transocean Poseidon Ltd. 6.875% due 02/01/2027	5,900	4,820
Transocean Sentry Ltd. 5.375% due 05/15/2023	700	593
		31,637
Total Corporate Bonds & Notes (Cost $147,024)		96,049
U.S. TREASURY OBLIGATIONS 101.9%
U.S. Treasury Notes
2.375% due 02/29/2024 (j)	275,000	297,140
Total U.S. Treasury Obligations (Cost $274,564)		297,140
	SHARES
COMMON STOCKS 8.5%
ENERGY 8.5%
Hess Midstream LP 'A'	397,373	4,037
TC Energy Corp.	64,202	2,854
TC PipeLines LP	83,000	2,281
Venture Global LNG, Inc.'C' «(b)(h)	2,885	15,503
Total Common Stocks (Cost $29,839)		24,675
MASTER LIMITED PARTNERSHIPS 4.0%
ENERGY 4.0%
CNX Midstream Partners LP	354,186	2,869
Cheniere Energy Partners LP	72,000	1,945
Crestwood Equity Partners LP	384,342	1,626
DCP Midstream LP	119,094	485
Enable Midstream Partners LP	740,200	1,902
Noble Midstream Partners LP	166,606	583
NuStar Energy LP	100,000	859
Oasis Midstream Partners LP	132,817	658
Rattler Midstream LP (g)	232,000	807
Total Master Limited Partnerships (Cost $50,424)		11,734
SHORT-TERM INSTRUMENTS 77.6%
REPURCHASE AGREEMENTS (i) 14.5%		42,374
	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 63.1%
0.557% due 04/07/2020 - 09/24/2020 (c)(d)(m)	$184,154	184,133
Total Short-Term Instruments (Cost $226,417)		226,507
Total Investments in Securities (Cost $765,167)		687,453
Total Investments 235.7% (Cost $765,167)		$687,453
Financial Derivative Instruments (k)(l) (56.6)%(Cost or Premiums, net $(203))		(165,186)
Other Assets and Liabilities, net (79.1)%		(230,603)
Net Assets Applicable to Common Shareholders100.0%		$291,664

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2020 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Payment in-kind security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(f)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(g)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(h)	RESTRICTED SECURITIES:
Issuer Description					Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets
Venture Global LNG, Inc.'C'					06/27/2019		$15,002	$15,503	5.32%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(i)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By		Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
BOS	0.000%	03/31/2020	04/01/2020	$12,300	U.S. Treasury Bonds 3.000% due 11/15/2045		$(12,591)	$12,300	$12,300
FICC	0.000	03/31/2020	04/01/2020	1,823	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020		(1,863)	1,823	1,823
MBC	0.000	03/31/2020	04/01/2020	22,000	U.S. Treasury Bonds 3.375% due 11/15/2048		(22,833)	22,000	22,000
SSB	0.000	03/31/2020	04/01/2020	451	U.S. Treasury Notes 2.000% due 08/31/2021(1)		(460)	451	451
TDM	0.000	03/31/2020	04/01/2020	5,800	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026		(5,897)	5,800	5,800
Total Repurchase Agreements							$(43,644)	$42,374	$42,374
REVERSE REPURCHASE AGREEMENTS:
Counterparty				Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS				1.720%	03/27/2020	04/06/2020	$(48,431)		$(48,443)
Total Reverse Repurchase Agreements									$(48,443)
SALE-BUYBACK TRANSACTIONS:
Counterparty				Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions
BOS				0.250%	03/31/2020	04/01/2020	$(181,934)		$(181,935)
Total Sale-Buyback Transactions									$(181,935)
(j)	Securities with an aggregate market value of $230,148 have been pledged as collateral under the terms of master agreements as of March 31, 2020.
(1)	Collateral is held in custody by the counterparty.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(323,062) at a weighted average interest rate of 1.956%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2020 (Unaudited)

PURCHASED OPTIONS:
COMMODITY OPTIONS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude June 2020 Futures	$44.000	05/14/2020	200	$	200	$350	$3,936
Total Purchased Options	$350	$3,936
WRITTEN OPTIONS:
COMMODITY OPTIONS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude June 2020 Futures	$53.000	05/14/2020	200	$	200	$(310)	$(18)
Total Written Options	$(310)	$(18)
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Brent Crude December Futures	10/2021	656	$27,231	$(5,782)	$0	$(125)
Brent Crude March Futures	01/2021	6	231	1	1	0
Natural Gas May Futures	04/2020	250	4,100	(606)	0	(125)
New York Harbor ULSD December Futures	11/2020	2	99	(3)	0	(1)
New York Harbor ULSD June Futures	05/2021	2	105	(1)	0	(1)
RBOB Gasoline December Futures	11/2020	2	66	1	0	0
RBOB Gasoline December Futures	11/2021	2	76	2	0	0
RBOB Gasoline June Futures	05/2021	2	85	3	1	0
WTI Crude December Futures	11/2021	591	22,387	(8,777)	35	0
WTI Crude June Futures	05/2021	17	616	(258)	3	0
$(15,420)	$40	$(252)
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Brent Crude December Futures	10/2020	528	$(19,573)	$1,554	$173	$0
Brent Crude December Futures	10/2022	420	(18,598)	4,718	54	0
Brent Crude June Futures	04/2021	7	(278)	(2)	1	0
Natural Gas October Futures	09/2020	250	(5,175)	95	30	0
WTI Crude December Futures	11/2020	297	(9,973)	6,498	1	0
WTI Crude December Futures	11/2022	292	(11,735)	3,314	0	(3)
WTI Crude June Futures	05/2020	17	(417)	468	0	(8)
WTI Crude March Futures	02/2021	1	(35)	0	0	0
WTI Crude September Futures	08/2020	1	(31)	0	0	0
$16,645	$259	$(11)
Total Futures Contracts	$1,225	$299	$(263)
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.235%	Annual	02/29/2024	$272,200	$(145)	$(22,493)	$(22,638)	$63	$0
Total Swap Agreements	$(145)	$(22,493)	$(22,638)	$63	$0
Cash of $7,138 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2020 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability
BOA	05/2020	$5,978	CAD	8,015	$0	$(280)
BPS	05/2020	15,308	20,809	0	(515)
05/2020	3,421	EUR	3,016	0	(89)
BRC	05/2020	EUR	10,313	$11,352	0	(41)
05/2020	$22,657	CAD	31,303	5	(407)
05/2020	3,500	GBP	2,702	0	(141)
GLM	05/2020	176	147	7	0
HUS	05/2020	CAD	3,505	$2,615	123	0
05/2020	$7,696	CAD	11,100	195	0
05/2020	1,918	EUR	1,768	35	0
JPM	05/2020	CAD	3,738	$2,819	162	0
MYI	05/2020	128,009	96,540	5,537	0
05/2020	EUR	10,315	11,323	0	(73)
RYL	05/2020	$5,182	EUR	4,599	0	(101)
SOG	05/2020	GBP	8,582	$11,170	500	0
TOR	05/2020	$34,555	CAD	47,737	0	(619)
05/2020	7,066	GBP	5,596	18	(127)
UAG	05/2020	5,054	CAD	6,936	0	(123)
Total Forward Foreign Currency Contracts	$6,582	$(2,516)
WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUNDS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC Alerian MLP	$7.400	04/02/2020	871	$(64)	$0
CBK	Call - OTC Alerian MLP	7.450	04/01/2020	882	(53)	0
Total Written Options	$(117)	$0
SWAP AGREEMENTS:
COMMODITY FORWARD SWAPS
Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Pay	EURMARGIN 2Q20	$8.230	Maturity	06/30/2020	33,600	$157	$(71)	$86	$0
Receive	EURMARGIN 4Q20	6.100	Maturity	12/31/2020	5,400	(1)	(26)	0	(27)
Receive	EURMARGIN CAL20	8.050	Maturity	12/31/2020	2,700	0	(12)	0	(12)
Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	10,200	(29)	(3)	0	(32)
Receive	EUROBOBCO 2Q20	10.650	Maturity	06/30/2020	3,150	0	(52)	0	(52)
Pay	EUROBOBCO 2Q20	10.700	Maturity	06/30/2020	1,500	0	25	25	0
GST	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	4,200	0	(20)	0	(20)
Receive	EUROBOBCO CAL20	6.150	Maturity	12/31/2020	45,000	0	(529)	0	(529)
JPM	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	9,900	0	(153)	0	(153)
Pay	EURMARGIN 2Q20	4.900	Maturity	06/30/2020	16,800	17	(30)	0	(13)
Receive	EURMARGIN 4Q20	5.875	Maturity	12/31/2020	45,000	0	(211)	0	(211)
Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	16,800	(47)	(9)	0	(56)
Receive	EURMARGIN G0-Z0	6.900	Maturity	12/31/2020	137,700	0	(476)	0	(476)
Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	5,040	(16)	(32)	0	(48)
MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	9,000	0	(141)	0	(141)
Pay	EURMARGIN 2Q20	2.600	Maturity	06/30/2020	23,400	(62)	(9)	0	(71)
MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	8,100	0	(122)	0	(122)
Pay	EURMARGIN 2Q20	4.250	Maturity	06/30/2020	18,000	0	(25)	0	(25)
Pay	EURMARGIN 2Q20	5.400	Maturity	06/30/2020	23,400	0	(6)	0	(6)
Receive	EURMARGIN 4Q20	5.850	Maturity	12/31/2020	5,400	0	(25)	0	(25)
Receive	EURMARGIN CAL21	3.000	Maturity	12/31/2021	18,000	0	0	0	0
Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	10,200	0	(5)	0	(5)
Receive	EURMARGIN CAL21	3.470	Maturity	12/31/2021	16,800	0	(8)	0	(8)
Receive	EURMARGIN G0-Z0	7.550	Maturity	12/31/2020	225,000	0	(924)	0	(924)
Receive	ULSDCO 2H20	10.620	Maturity	12/31/2020	12,600	0	0	0	0
$19	$(2,864)	$111	$(2,956)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2020 (Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	AMNAX Index	12,557	1.487% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	$6,518	$0	$(3,027)	$0	$(3,027)
MYI	Receive	AMNAX Index	28,435	1.484% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/22/2020	14,859	0	(6,913)	0	(6,913)
								$0	$(9,940)	$0	$(9,940)
TOTAL RETURN SWAPS ON MASTER LIMITED PARTNERSHIPS
										Swap Agreements, at Value
Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	Crestwood Equity Partners LP	146,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	$4,943	$0	$(3,343)	$0	$(3,343)
	Receive	DCP Midstream LP	139,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	3,269	0	(2,608)	0	(2,608)
	Receive	Enable Midstream Partners LP	89,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	911	0	(657)	0	(657)
	Receive	Energy Transfer LP	1,365,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	17,518	0	(10,894)	0	(10,894)
	Receive	Enterprise Products Partners LP	702,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	19,537	0	(9,264)	0	(9,264)
	Receive	EQM Midstream Partners LP	138,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	3,763	0	(1,990)	0	(1,990)
	Receive	Magellan Midstream Partners LP	74,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	4,765	0	(2,008)	0	(2,008)
	Receive	MPLX LP	412,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	10,327	0	(5,298)	0	(5,298)
	Receive	Phillips 66 Partners LP	195,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	12,002	0	(4,777)	0	(4,777)
	Receive	Plains All American Pipeline LP	559,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	10,181	0	(7,070)	0	(7,070)
	Receive	Western Gas Partners LP	149,000	1.497% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	2,901	0	(2,337)	0	(2,337)
BRC	Receive	DCP Midstream LP	40,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	941	0	(751)	0	(751)
	Receive	Phillips 66 Partners LP	90,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	5,539	0	(2,205)	0	(2,205)
FAR	Receive	Crestwood Equity Partners LP	103,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	3,506	0	(2,337)	0	(2,337)
	Receive	DCP Midstream LP	82,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	1,929	0	(1,539)	0	(1,539)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2020 (Unaudited)

	Receive	Enable Midstream Partners LP	118,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	1,208	0	(871)	0	(871)
	Receive	Energy Transfer LP	1,735,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	22,267	0	(13,847)	0	(13,847)
	Receive	Enterprise Products Partners LP	916,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	25,493	0	(12,092)	0	(12,092)
	Receive	EQM Midstream Partners LP	103,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	2,809	0	(1,485)	0	(1,485)
	Receive	Magellan Midstream Partners LP	256,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	16,485	0	(6,948)	0	(6,948)
	Receive	MPLX LP	507,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	12,708	0	(6,519)	0	(6,519)
	Receive	NuStar Energy LP	50,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	1,390	0	(936)	0	(936)
	Receive	Phillips 66 Partners LP	154,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	9,479	0	(3,772)	0	(3,772)
	Receive	Plains All American Pipeline LP	449,000	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	8,177	0	(5,678)	0	(5,678)
	Receive	Western Gas Partners LP	216,550	1.522% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	4,216	0	(3,397)	0	(3,397)
GST	Receive	Crestwood Equity Partners LP	131,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	4,373	0	(3,071)	0	(3,071)
	Receive	DCP Midstream LP	97,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	2,281	0	(1,820)	0	(1,820)
	Receive	Enable Midstream Partners LP	162,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	1,659	0	(1,196)	0	(1,196)
	Receive	Energy Transfer LP	1,145,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	14,695	0	(9,141)	0	(9,141)
	Receive	Enterprise Products Partners LP	650,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	18,090	0	(8,581)	0	(8,581)
	Receive	EQM Midstream Partners LP	80,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	2,182	0	(1,154)	0	(1,154)
	Receive	Magellan Midstream Partners LP	147,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	9,466	0	(3,992)	0	(3,992)
	Receive	MPLX LP	540,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	13,535	0	(6,947)	0	(6,947)
	Receive	NuStar Energy LP	130,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	3,615	0	(2,436)	0	(2,436)
	Receive	Phillips 66 Partners LP	172,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	10,587	0	(4,215)	0	(4,215)
	Receive	Plains All American Pipeline LP	274,000	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	4,990	0	(3,466)	0	(3,466)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2020 (Unaudited)

Receive	Western Gas Partners LP	117,425	1.597% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	2,286	0	(1,842)	0	(1,842)
$0	$(160,484)	$0	$(160,484)
Total Swap Agreements	$19	$(173,288)	$111	$(173,380)
(m)

Securities with an aggregate market value of $184,133 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$28,156	$3,192	$31,348
Corporate Bonds & Notes
Banking & Finance	0	4,998	0	4,998
Industrials	0	59,414	0	59,414
Utilities	0	31,637	0	31,637
U.S. Treasury Obligations	0	297,140	0	297,140
Common Stocks
Energy	9,172	0	15,503	24,675
Master Limited Partnerships
Energy	11,734	0	0	11,734
Short-Term Instruments
Repurchase Agreements	0	42,374	0	42,374
U.S. Treasury Bills	0	184,133	0	184,133
Total Investments	$20,906	$647,852	$18,695	$687,453
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,235	63	0	4,298
Over the counter	0	6,693	0	6,693
$4,235	$6,756	$0	$10,991
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(281)	0	0	(281)
Over the counter	0	(175,896)	0	(175,896)
$(281)	$(175,896)	$0	$(176,177)
Total Financial Derivative Instruments	$3,954	$(169,140)	$0	$(165,186)
Totals	$24,860	$478,712	$18,695	$522,267

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:
Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,148	$15,120	$(7,970)	$(46)	$472	$(954)	$0	$(8,578)	$3,192	$(616)
Common Stocks
Energy	0	15,002	0	0	0	501	0	0	15,503	501
Totals	$5,148	$30,122	$(7,970)	$(46)	$472	$(453)	$0	$(8,578)	$18,695	$(115)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,192	Third Party Vendor	Broker Quote	77.500	—
Common Stocks
Energy	15,503	Discounted Cash Flow	Discount Rate	10.800	—

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2020 (Unaudited)

Total	$18,695
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary on January 29, 2019 comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 8.1% of the Fund’s consolidated net assets.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund, less any liabilities, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

Notes to Financial Statements (Cont.)

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed

Notes to Financial Statements (Cont)

from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RYL	NatWest Markets Plc
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank
FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
AMNAX	Alerian Midstream Energy Total Return Index	EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR
BRENT	Brent Crude	EURMARGIN	European Refined Margin	ULSD	Ultra-Low Sulfur Diesel
EBOBFUEL	Argus Eurobob Oxy Gasoline	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	ULSDCO	Ultra-Low Sulfur Diesel Crude

Other Abbreviations:
LIBOR	London Interbank Offered Rate	PIK	Payment-in-Kind	TBA	To-Be-Announced
OIS	Overnight Index Swap	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate